Exhibit 10.1

Execution Copy

AGENCY AGREEMENT

Federal Trust Corporation

(a Florida corporation)

Up to 40,000,000 Shares of Common Stock

Subscription Rights to Purchase Shares of Common Stock

Warrants to Purchase Shares of Common Stock

May 8, 2008

Stifel, Nicolaus & Company, Incorporated

18 Columbia Turnpike

Florham Park, New Jersey 07932

Ladies and Gentlemen:

Federal Trust Corporation, a Florida corporation (the “Company”), and Federal Trust Bank, a federally-chartered stock savings bank (the “Bank”), hereby confirm, jointly and severally, their agreement with Stifel, Nicolaus & Company, Incorporated (the “Agent”), subject to the terms and conditions set forth below, with respect to the proposed distribution by the Company to its shareholders of rights entitling their holders to subscribe for shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”).

Section 1. The Offering The Company is distributing, at no charge, subscription rights to purchase shares of Common Stock to the holders of record of its Common Stock (a “Record Date Shareholder”) at the close of business on May 6, 2008 (the “Record Date”) and, subject to the rights of such holders described below, to certain other purchasers on a standby basis. Each Record Date Shareholder will receive one non-transferable subscription right (a “Right”) for every share of Common Stock held of record at the close of business on the Record Date. Each Right will entitle the holder thereof to subscribe for a certain number shares of Common Stock (the “Underlying Shares”) at the subscription price per share (the “Subscription Price”) (the “Basic Subscription Privilege”). Each Record Date Shareholder who exercises in full its Basic Subscription Privilege will also be eligible to subscribe at the Subscription Price for shares of Common Stock (the “Excess Shares”) not otherwise purchased pursuant to the exercise of the Basic Subscription Privilege up to the total number of Underlying Shares, subject to availability, proration and reduction by the Company in certain circumstances and, in all instances, to a limit on ownership of the Common Stock (the “Over-Subscription Privilege”). The offer and sale of the Underlying Shares pursuant to the exercise of the Basic Subscription Privilege and the Over-Subscription Privilege are referred to herein as the “Rights Offering.”

The Company also intends to enter into Standby Purchase Agreements pursuant to which certain institutional investors and high net worth individuals (the “Standby Purchasers”) have severally agreed, subject in each case to a maximum standby commitment under certain conditions, to acquire from the Company at the Subscription Price the Underlying Shares remaining upon completion of the Rights Offering. The Standby Purchase Agreements will require that the Standby Purchasers agree to purchase and the Company agrees to sell, and thus guarantee the availability of, a minimum number of shares of Common Stock (the “Additional Shares”) at the Subscription Price if a sufficient number of Underlying Shares are not available after the exercise of the Basic Subscription Privilege and the Over-Subscription Privilege to satisfy the purchase commitments of the Standby Purchasers, subject to reduction to a minimum number of shares to the extent Record Date Shareholders subscribe for all of the Rights distributed to them (the “Minimum Standby Obligation”). Pursuant to the Standby Purchase Agreement, the Company has agreed to provide two of the Standby Purchasers warrants (the “Warrants”) that would entitle these investors to purchase shares of Common Stock at the Subscription Price. The Rights Offering and the offering to the Standby Purchasers are together referred to herein as the “Stock Offering,” and the Underlying Shares, the Additional Shares and the Warrants are together referred to herein as the “Securities.”

In connection with the Stock Offering, the Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (No. 333-150051) including the related preliminary prospectus or prospectuses covering the registration of the Securities under the Securities Act of 1933, as amended (the “Securities Act”). Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430A (“Rule 430A”) of the rules and regulations of the Commission under the Securities Act (the “Securities Act Regulations”) and paragraph (b) of Rule 424 (“Rule 424(b)”) of the Securities Act Regulations. The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to paragraph (b) of Rule 430A is referred to as “Rule 430A Information.” Each prospectus used before such registration statement became effective, and any prospectus that omitted Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a “preliminary prospectus.” Such registration statement, including the exhibits, and the schedules thereto, if any, and any documents incorporated by reference therein pursuant to Item 12 of Form S-1 under the Securities Act at the time it became effective and including the Rule 430A Information, is herein called the “Registration Statement.” The final prospectus, including the preliminary prospectus, and any documents incorporated by reference therein, in the form first furnished to the Agent for use in connection with the offering of the Securities is herein called the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

Section 2. Appointment of Agent Subject to the terms and conditions of this Agreement, the Company hereby appoints the Agent as its exclusive financial advisor and marketing agent to use its best efforts to solicit the exercise of Rights and to advise and assist the Company in connection with the Stock Offering. It is acknowledged by the Company that the Agent shall not be obligated to purchase any shares of Common Stock, Rights, or Securities and shall not be obligated to take any action that is inconsistent with any applicable law, regulation, decision or order.

The Company and the Agent agree that the Agent is an independent contractor with respect to its solicitation of the Standby Purchasers and the exercise of Rights contemplated by this Agreement and the performance of any financial advisory services to the Company contemplated by this Agreement or otherwise.

In rendering the services contemplated by this Agreement, the Agent will not be subject to any liability to the Company or any of its affiliates for any act or omission on the part of any securities broker or dealer (other than the Agent or employees of the Agent) or any other person, and the Agent will not be liable for acts or omissions in performing its obligations under this Agreement, except for any losses, claims, damages, liabilities and expenses determined in a final judgment by a court of competent jurisdiction to have resulted from any acts or omissions undertaken or omitted to be taken by the Agent through its gross negligence or willful misconduct.

Section 3. Fees In addition to the expenses specified in Section 8 hereof, as compensation for the Agent’s services under this Agreement, the Agent has received or will receive the following fees from the Company; provided, however, notwithstanding anything to the contrary in this Agreement or the Letter Agreement, in the event the offering is not completed the Agent will receive only a reimbursement of out-of-pocket accountable expenses actually incurred:

(a) an advisory and management fee of $100,000 (the “Advisory Fee”) in connection with the advisory, marketing and administrative services provided by the Agent as listed on Schedule A, which shall be paid as follows: (i) $50,000 was paid upon the execution of the letter agreement, dated January 17, 2008 (as amended on May 1, 2008 and May 7, 2008, the “Letter Agreement”) and (ii) $50,000 will be paid upon the Registration Statement being declared effective by the Commission; provided, however, in compliance with Financial Industry Regulatory Authority (“FINRA”) Rule 2710(f)(2)(C), the Agent will not receive any payment of commissions or reimbursement of expenses prior to the commencement of the Stock Offering, except a reasonable advance against out-of-pocket accountable expenses actually anticipated to be incurred by the Agent, which advance is reimbursed to the Company to the extent not actually incurred; and

(b) a placement fee (the “Placement Fee”) consisting of one percent (1.0%) of the dollar amount of Common Stock sold to Record Date Shareholders pursuant to the Rights Offering, plus a fee of five percent (5.0%) of the dollar amount of the Common Stock and any warrants for Common Stock or other securities of the Company issued or sold to the Standby Purchasers (whether they purchase in the Rights Offering or otherwise); provided, however, notwithstanding anything to the contrary in this Agreement or the Letter Agreement, in the event the Stock Offering is completed, the maximum Placement Fee that the Agent will receive will be $3,000,000 and the total maximum compensation to be received by the Agent will be $3,400,000, which includes the Advisory Fee, the Placement Fee, the Opinion Fee (as defined below) and the maximum out-of-pocket expenses and legal fees as set forth in Section 8 of this Agreement.

Notwithstanding anything to the contrary herein, the Agent may, in its sole discretion, establish a concession to be paid for Common Stock sold to Standby Purchasers and other investors arranged by the Agent or selected FINRA member broker-dealers (the “Selling Group”) and the Company shall have no further fee obligation associated with these sales.

If either the Advisory Fee or the Placement Fee is not fully paid when due, the Company shall pay all costs of collection or other enforcement of the Agent’s rights hereunder, including but not limited to, attorneys’ fees and expenses, whether collected or enforced by suit or otherwise. The Advisory Fee and Placement Fee are non-negotiable and are not subject to any reduction, set-off, counterclaim or refund for any reason.

(c) In addition, if requested by the Company, the Agent shall render an opinion to the Board of Directors of the Company as to the fairness to the Company, from a financial point of view, of the consideration to be paid to the Company in connection with the Rights Offering (an “Opinion”). It is understood that an Opinion will be dated as of a date reasonably proximate to the closing of the Rights Offering and will be subject to such qualifications and assumptions as the Agent deems necessary or advisable in its professional judgment. It is further understood that, if an Opinion is requested to be included in a proxy statement distributed in connection with a shareholders’ meeting of the Company and the Agent consents to such inclusion, the Opinion will be reproduced in such proxy statement in full, and any description of or reference to the Agent or summary of the Opinion in such proxy statement will be in a form reasonably acceptable to the Agent and its counsel and consistent with similar descriptions or references in transactions of this type. In rendering an Opinion, the Agent will direct its advice solely to the Board of Directors of the Company and such advice will not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote at any shareholders’ meeting held in connection with the Rights Offering or whether or not to exercise any rights granted to such shareholder in the Rights Offering. An Opinion will not be reproduced, summarized, described or referred to without the Agent’s prior written consent.

In consideration for the Agent rendering the Opinion, the Company shall pay the Agent a fee of $100,000, payable upon delivery of the Agent’s Opinion (the “Opinion Fee”). The Opinion Fee shall be earned when delivered and shall be nonrefundable, even in the event that the Agent is unable to provide its opinion that the consideration to be paid to the Company in connection with the Rights Offering is fair, from a financial point of view, to the Company or if the Company determines not to proceed with such transaction.

If this Agreement is terminated in accordance with the provisions of Section 9 or 13 hereof or the sale of the Securities is not consummated, notwithstanding anything to the contrary in this Agreement or the Letter Agreement, the Agent will receive only a reimbursement of out-of-pocket accountable expenses actually incurred.

Section 4. Closing If at least the minimum number of Securities, as disclosed on the cover of the Prospectus, is sold, the Company agrees to issue or have issued the Securities sold and to deliver the certificates, or other evidence, for such Securities at the Closing Time against payment therefore by release of funds from the subscription agent referred to herein. The closing (the “Closing”) shall be held at the offices of Luse Gorman Pomerenk & Schick, P.C. in Washington, D.C., at 10:00 a.m., Eastern Time, or at such other place and time as shall be agreed upon by the parties hereto, on a business day to be agreed upon by the parties hereto. At the

Closing, the Company shall deliver to the Agent by wire transfer in same-day funds the commissions, fees and expenses owing to the Agent as set forth in Sections 3 and 8 hereof and the opinions required hereby and other documents deemed reasonably necessary by the Agent shall be executed and delivered to effect the Stock Offering and the issuance of the Securities as contemplated hereby and pursuant to the terms of the Prospectus. The Company shall notify the Agent by telephone, confirmed in writing, when funds shall have been received for all the Securities. Certificates or other evidence of the Securities shall be delivered directly to the purchasers thereof in accordance with their instructions. The date upon which the Company shall release for delivery all of the Securities, in accordance with the terms hereof, is herein called the “Closing Date.” The hour on the Closing Date at which the Company shall release for delivery all of the Securities in accordance with the terms hereof is called the “Closing Time.”

Section 5. Representations and Warranties of the Company and the Bank

The Bank and the Company jointly and severally represent and warrant to the Agent that, except as disclosed in the Prospectus:

(a) The Bank and the Company have all such power, authority, authorizations, approvals and orders as may be required to enter into this Agreement, to carry out the provisions and conditions hereof and to distribute the Rights and issue and sell the Securities as provided herein and as described in the Prospectus. Subject to receipt of shareholder approval of the sale to Standby Purchasers and an amendment to the Company’s Restated Articles of Incorporation, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly and validly authorized by all necessary corporate action on the part of the Bank and the Company. This Agreement has been validly executed and delivered by the Company and the Bank, and is a valid, legal and binding obligation of the Company and the Bank enforceable in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy laws, insolvency laws, or other laws affecting the enforcement of creditors’ rights generally, or the rights of creditors of savings institutions insured by the Federal Deposit Insurance Corporation (“FDIC”) (including the laws relating to the rights of the contracting parties to equitable remedies) (the “Bankruptcy and Equitable Relief Exception”).

(b) The Subscription Agent Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Subscription Agent, constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, except to the extent limited by the Bankruptcy and Equitable Relief Exception.

(c) The Registration Statement was declared effective by the Commission on May 8, 2008; and no stop order has been issued with respect thereto and no proceedings therefore have been initiated or, to the knowledge of the Company, threatened by the Commission, and any request on the part of the Commission for additional information has been complied with. At the time the Registration Statement, including the Prospectus contained therein (including any amendment or supplement thereto), became effective, the Registration Statement complied as to form in all material respects with the Securities Act, the Securities Act Regulations and the Registration Statement, including the Prospectus contained therein

(including any amendment or supplement thereto), any Blue Sky Application or any Sales Information (as such terms are defined in Section 10 hereof) authorized by the Company for use in connection with the Stock Offering, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. At the time the subscription ratio and subscription price are determined, at the time any Rule 424(b) or 424(c) Prospectus is filed with the Commission and at the Closing Time referred to in Section 4, the Registration Statement, including the Prospectus contained therein (including any amendment or supplement thereto), and any Blue Sky Application or any Sales Information authorized by the Company for use in connection with the Stock Offering, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this Section 5(c) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by the Agent regarding the Agent expressly for use under the caption “Plan of Distribution – Financial Advisor” in the Prospectus and in Blue Sky Applications.

(d) At the time of filing the Registration Statement and any post-effective amendments thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of the Securities and at the date hereof, the Company was not an “ineligible issuer” as defined in Rule 405 of the Securities Act Regulations (“Rule 405”). At the time of the filing of the Registration Statement and at the time of the use of any issuer free writing prospectus, as defined in Rule 433(h), the Company met the conditions required by Rules 164 and 433 for the use of a free writing prospectus. If required to be filed, the Company has timely filed or will timely file any issuer free writing prospectus related to the offered Securities at the time it is required to be filed under Rule 433 and, if not required to be filed, will retain such free writing prospectus in the Company’s records pursuant to Rule 433(g) and if any issuer free writing prospectus is used after the date hereof in connection with the offering of the Securities the Company will file or retain such free writing prospectus as required by Rule 433.

(e) As of the Applicable Time, neither (i) the Issuer-Represented General Free Writing Prospectus(es) issued at or prior to the Applicable Time and the Statutory Prospectus, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Issuer-Represented Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Prospectus included in the Registration Statement relating to the offered Securities or any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Agent specifically for use therein. As used in this paragraph and elsewhere in this Agreement:

(i) “Applicable Time” means each and every date when a potential purchaser submitted a subscription or otherwise committed to purchase Securities.

(ii) “Statutory Prospectus,” as of any time, means the Prospectus relating to the offered Securities that is included in the Registration Statement relating to the offered Securities immediately prior to that time, including any document incorporated by reference therein.

(iii) “Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433(h), relating to the offered Securities that is required to be filed with the Commission by the Company or required to be filed with the Commission. The term does not include any writing exempted from the definition of prospectus pursuant to clause (a) of Section 2(a)(10) of the Securities Act, without regard to Rule 172 or Rule 173.

(iv) “Issuer-Represented General Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is intended for general distribution to prospective investors.

(v) “Issuer-Represented Limited-Use Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is not an Issuer-Represented General Free Writing Prospectus. The term Issuer-Represented Limited-Use Free Writing Prospectus also includes any “bona fide electronic road show,” as defined in Rule 433, that is made available without restriction pursuant to Rule 433(d)(8)(ii) or otherwise, even though not required to be filed with the Commission.

(f) Each Issuer-Represented Free Writing Prospectus, as of its date of first use and at all subsequent times through the completion of the Offering and sale of the offered Securities or until any earlier date that the Company notified or notifies the Agent (as described in the next sentence), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement relating to the offered; provided, however this sentence shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by the Agent expressly for use therein. If at any time following the date of first use of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the offered Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has notified or will notify promptly the Agent so that any use of such Issuer-Represented Free-Writing Prospectus may cease until it is amended or supplemented and the Company has promptly amended or will promptly amend or supplement such Issuer-Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(g) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations or the Exchange Act, and the Exchange Act Regulations, as applicable, and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was issued and at the Closing Time referred to in Section 4 hereof, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading

(h) Hacker, Johnson and Smith PA, the accounting firm that certified the financial statements and supporting schedules of the Company included in the Registration Statement and the Prospectus, has advised the Company that it is an independent registered public accounting firm with the Public Company Accounting Oversight Board as required by the Securities Act and the Securities Act Regulations. With respect to the Company, Hacker, Johnson and Smith PA has advised the Company that it is not and has not been in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) and the related rules and regulations of the Commission.

(i) The consolidated financial statements of the Company, together with the related schedules and notes, included in the Registration Statement, General Disclosure Package and the Prospectus, present fairly the financial condition and results of operations of the Company and its consolidated subsidiaries at the dates indicated and the periods specified on its balance sheet, income statement, statement of shareholders’ equity and statement of cash flows. The financial statements comply in all material respects with the applicable accounting requirements of Title 12 of the Code of Federal Regulations, Regulation S-X of the Commission, and accounting principles generally accepted in the United States of America (“GAAP”) applied on a consistent basis during the periods presented except as otherwise noted therein, and present fairly in all material respects the information required to be stated therein. The other financial, statistical and pro forma information and related notes included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. No other financial statements or supporting schedules are required to be included in the Registration Statement, the General Disclosure Package and the Prospectus. To the extent applicable, all disclosures contained in the Registration Statement or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act, the Exchange Act Regulations and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.

(j) Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and Prospectus, and except as described in or specifically contemplated by the Prospectus: (i) the Company and its subsidiaries have not incurred any material liabilities or obligations, indirect, direct or contingent, or entered into any material verbal or written agreement or other transaction whether or not arising in the ordinary course of business or that could result in a material reduction in the future earnings of the Company and its subsidiaries (taken as a whole); (ii) there has not been any material increase in the long-term debt of the Company and its subsidiaries’ (taken as a whole) or in the aggregate dollar or principal amount of the Company’s and its subsidiaries (taken as a whole) assets that are classified as substandard, doubtful or loss or loans that are 90 days or more past due or real estate acquired by foreclosure; (iii) there has not been any condition, event, change or occurrence that has or may reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business, assets, liabilities, prospects or operations of Company and its subsidiaries on a consolidated basis (a “Material Adverse Effect”) on the aggregate dollar amount of the Company’s and its subsidiaries’ (taken as a whole) deposits or their consolidated net worth or spread; (iv) there has been no material adverse change in the Company’s and its subsidiaries’ relationship with its insurance carriers, including, without limitation, cancellation or other termination of the Company’s or its subsidiaries’ fidelity bond or any other type of insurance coverage; (v) except as disclosed in the Prospectus there has been no material change in management of the Company or its subsidiaries; (vi) the Company and its subsidiaries have not sustained any material loss or interference with their respective business or properties from fire, flood, windstorm, earthquake, accident or other calamity, whether or not covered by insurance; (vii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock and the Company and its subsidiaries are not in default in the payment of principal or interest on any outstanding debt obligations; and (viii) there has not been any change in the capital stock (other than upon the sale of the Common Stock hereunder.

(k) The Company is a registered savings and loan holding company under the Home Owners’ Loan Act, as amended (“HOLA”), has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Florida, with the corporate power and authority to own its properties and to conduct its business as described in the General Disclosure Package and the Prospectus, and is qualified to transact business and in good standing in each jurisdiction in which the conduct of business requires such qualification unless the failure to qualify in one or more of such jurisdictions would not have a Material Adverse Effect. The Company has obtained all licenses, permits and other governmental authorizations required for the conduct of its business, except those that individually or in the aggregate would not have a Materially Adverse Effect; and all such licenses, permits and governmental authorizations are in full force and effect, and the Company is in compliance therewith in all material respects.

(l) Each direct or indirect subsidiary of the Company, other than the Bank, has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the General Disclosure Package and the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. The Bank is a duly organized and validly existing federally-chartered stock savings bank chartered under the laws of the United States. All of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (except with respect to the preferred stock of Federal Trust Statutory Trust I); none of the outstanding shares of capital stock of the Company or any subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such subsidiary. The only subsidiaries of the Company are the subsidiaries listed on Exhibit 21 to the Registration Statement.

(m) The deposit accounts of the Bank are insured by the FDIC to the legal maximum, and the Bank has paid all premiums and assessments required by the FDIC and the regulations thereunder and no proceeding for the termination or revocation of such insurance is pending or, to the Bank’s knowledge, threatened. Except as disclosed in the Prospectus, the Bank is a member of the Federal Home Loan Bank of Atlanta.

(n) The Securities have been duly authorized for issuance and sale as provided herein and as described in the General Disclosure Package and the Prospectus, the Company has a duly authorized and outstanding capitalization as set forth under “Capitalization” in the General Disclosure Package and the Prospectus, and all the issued and outstanding shares of capital stock are, and the Securities when issued, delivered and paid for as described in the General Disclosure Package and the Prospectus will be, validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership of them; the issuance of the Securities is not subject to preemptive rights; and the terms and provisions of the Securities will conform in all material respects to the description thereof contained in the General Disclosure Package and the Prospectus. Upon issuance of the Securities sold, good title to the Securities will be transferred from the Company to the purchasers of Common Stock against payment therefor as set forth in the General Disclosure Package and Prospectus and any applicable certificates used to evidence the Securities will be in due and proper form.

(o) Neither the Company nor any of its subsidiaries is in violation of their respective articles of incorporation or charter or their respective bylaws, or in material breach or default in the performance or observance of any obligation, agreement, covenant, or condition contained in any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company or any subsidiary is a party or by which they, or any of their respective property, may be bound (collectively, “Agreements and Instruments”) that would result in a Material Adverse Effect and there does not exist any state of facts that constitutes an event of default on the part of the Company or any of its subsidiaries as defined in the Agreements and Instruments or that, with notice or lapse of time or both, would constitute such an event of default that individually or in the aggregate would result in a Material Adverse Effect. The execution, delivery and performance of this Agreement, the Subscription Agent Agreement and the consummation of the transactions contemplated by this Agreement, the Subscription Agent Agreement and in the Registration Statement (including, without limitation, the distribution of the Rights and the allotment, issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the General Disclosure Package and Prospectus under the caption “Use of Proceeds”) and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults, Repayment Events, or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the articles of incorporation or charter or bylaws of the Company or any subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations except for violations that would not, individually or in the aggregate, result in a Material Adverse Effect. As used herein, a “Repayment Event” means any event or condition that gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

(p) Except as disclosed in the General Disclosure Package and the Prospectus, no enforcement proceeding, whether formal or informal, has been commenced against the Company or any of its subsidiaries by the Office of Thrift Supervision (“OTS”) or FDIC or, to the Company’s and its subsidiaries’ knowledge, any other governmental authority, nor have any such proceedings been instituted, or to the Company’s knowledge, threatened or recommended. Except as disclosed in the General Disclosure Package and the Prospectus, the Company and its subsidiaries are not in material violation of any directive from the OTS, the FDIC, or any other agency that has directed the Company to make any material change in the method of conducting their respective businesses; the Company and its subsidiaries have conducted and are conducting their respective businesses so as to comply in all material respects with all applicable statutes and regulations (including, without limitation, regulations, decisions, directives and orders of the OTS, the Commission and the FDIC), except where the failure to so comply would not reasonably be expected to result in a Material Adverse Effect; and there is no legal or regulatory action, injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is or may be a party or of which property owned or leased by the Company or any of its subsidiaries is or may be the subject, or related to environmental, discrimination or financial regulatory matters, which actions, suits or proceedings might, individually or in the aggregate, prevent or adversely affect the transactions contemplated by this Agreement or are likely to result in a Material Adverse Effect.

(q) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary’s principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

(r) The Company has or its subsidiaries have good and marketable title to all their properties and assets, free and clear of all liens, charges, encumbrances or restrictions (other than pledges with respect to Federal Home Loan Bank borrowings, pledges to the Federal Reserve Bank of Atlanta and securities pledged to secure local government deposits and as collateral for repurchase agreements), except such as do not materially adversely affect the value of such properties and assets and do not interfere with the use made or proposed to be made of such properties and assets by the Company and its subsidiaries; all of the leases and subleases material to the business of the Company or its subsidiaries or under which the Company holds properties described in the General Disclosure Package and the Prospectus are in full force and effect; and the Company has or its subsidiaries have no notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or its subsidiaries as owner or as lessee or sublessee under any of the leases or subleases mentioned above, or materially affecting or questioning the rights of the Company or its subsidiaries to the continued possession of the leased or subleased premises under any such lease or sublease. Except as disclosed in the General Disclosure Package and the Prospectus and other than such leases and properties as are immaterial in the aggregate, the Company or its subsidiaries owns or leases all such properties as are necessary to its operations as now conducted or, as proposed to be conducted.

(s) Except as disclosed in or specifically contemplated by the General Disclosure Package and the Prospectus, the Company and its subsidiaries have sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals and governmental authorizations to conduct their businesses as now conducted; the expiration of any trademarks, trade names, patent rights, copyrights, licenses, approvals or governmental authorizations would not, individually or in the aggregate, have a Material Adverse Effect; and the Company and its subsidiaries have no knowledge of any material infringement by them of trademarks, trade names, patent rights, copyrights, licenses, trade secrets or other similar rights of others, and, to the Company’s and its subsidiaries’ knowledge, there is no claim being made against the Company or any of its subsidiaries regarding trademark, trade name, patent, copyright, license, trade secret or other infringement that could, individually or in the aggregate, have a Material Adverse Effect.

(t) The Company and the Bank have timely filed or requested an extension of all required federal, state and local tax returns, have paid all taxes that have become due and payable in respect of such returns, except where permitted to be extended, have made adequate reserves for similar future tax liabilities, and no deficiency has been asserted with respect thereto by any taxing authority.

(u) The statistical and market related data contained in the General Disclosure Package, the Prospectus and the Registration Statement are based on or derived from sources that the Company believes are reliable and accurate.

(v) The Company and its subsidiaries maintain disclosure controls and procedures and internal control over financial reporting (as such term is defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act). The Company’s independent registered public accounting firm and the Audit Committee of the Board of Directors have been advised of: (i) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

(w) The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) and 8(e) of the Securities Act, and the Company is not the subject of a pending proceeding under Section 8A of the Securities Act in connection with the offering of the Securities.

(x) Except for the consents required by the OTS and FINRA, which have been or will be obtained, no approval, authorization, consent or other order of any regulatory or supervisory or other public authority is required for the execution, delivery and performance of this Agreement or the Subscription Agent Agreement by the Company, the consummation by the Company of the transactions contemplated by this Agreement, or by the Subscription Agent Agreement, including, without limitation, the distribution of the Rights and the allotment, issue and sale of the Common Stock, except those that have been obtained and those that may be required under the Securities Act or under state securities laws or blue sky laws of the various states in which the Common Stock is to be offered.

(y) Other than as disclosed in the General Disclosure Package and the Prospectus, the Company has not: (i) issued any securities within the last 18 months (except for notes to evidence bank loans or other liabilities in the ordinary course of business); (ii) had any dealings with respect to sales of securities within the 12 months prior to the date hereof with any other member of FINRA, or any person related to or associated with another member, other than discussions and meetings relating to the Stock Offering and purchases and sales of United States government and agency and other securities in the ordinary course of business; (iii) engaged any intermediary between the Agent and the Company in connection with the Stock Offering, and no person is being compensated in any manner for such services; or (iv) entered into a financial or management consulting agreement except for the Letter Agreement and as contemplated hereunder.

(z) There are no material contracts or other documents that are required to be described in the General Disclosure Package and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Securities Act Regulations that have not been described in the General Disclosure Package and the Prospectus or filed as exhibits to the Registration Statement or incorporated in the Registration Statement by reference as permitted by the Securities Act Regulations; the contracts so described in the General Disclosure Package and the Prospectus are in full force and effect on the date hereof; the descriptions thereof or references thereto are correct in all material respects; and neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any other party is in breach of or default under any of such contracts

(aa) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(bb) The Company is in compliance with the applicable provisions of the Sarbanes-Oxley Act, the rules and regulations of the Commission thereunder, and the corporate governance and other rules and requirements of American Stock Exchange and will comply in all material respects with any such provisions that will become effective in the future upon their effectiveness. The Bank complies in all material respects with the applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, and the regulations and rules thereunder.

(cc) The Company and the Bank have not relied upon Agent or its counsel for any legal, tax or accounting advice in connection with the Stock Offering.

(dd) The Company and the Bank comply in all material respects with all laws, rules and regulations relating to environmental protection, and none of them has been notified or is otherwise aware that any of them is potentially liable, or is considered potentially liable, under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or any other Federal, state or local environmental laws and regulations; no action, suit, regulatory investigation or other proceeding is pending, or to the knowledge of the Company or the Bank, threatened against the Company or the Bank relating to environmental protection, nor do the Company or the Bank have any reason to believe any such proceedings may be brought against any of them; and no disposal, release or discharge of hazardous or toxic substances, pollutants or contaminants, including petroleum and gas products, as any of such terms may be defined under federal, state or local law, has occurred on, in, at or about any facilities or properties owned or leased by the Company or the Bank or in which the Company or the Bank have a security interest, unless such disposal, release or discharge would not have a Material Adverse Effect on the Company or the Bank.

(ee) The Company and each of it subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “employee benefit plan” (as defined in ERISA) for which the Company or any of it subsidiaries or ERISA Affiliates would have any liability; the Company and each of its subsidiaries or their ERISA Affiliates have not incurred and do not expect to incur liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (B) Sections 412, 4971, 4975 or 4980B of the United States Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (collectively the “Code”); and each “employee benefit plan” for which the Company and each of its Subsidiaries or any of their ERISA Affiliates would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing as occurred, whether by action or by failure to act, which would cause the loss of such qualification. “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Code or Section 400(b) of ERISA of which the Company or such subsidiary is a member.

(ff) All of the loans represented as assets on the most recent financial statements or selected financial information of the Bank and the Company included in the General Disclosure Package or the Prospectus comply with or are exempt from all requirements of federal, state and local law pertaining to lending, including, without limitation, truth in lending (including the requirements of Regulations Z and 12 C.F.R. Part 226), real estate settlement procedures, consumer credit protection, equal credit opportunity and all disclosure laws applicable to such loans, except for violations which, if asserted, would not result in a Material Adverse Effect on the Company and the Bank taken as a whole.

(gg) The Company and its subsidiaries maintain insurance of the type and in the amount generally deemed adequate for their respective businesses, including, but not limited to, general liability insurance, fidelity bond insurance and insurance covering real and personal property owned or leased by the Company or its subsidiaries against theft, forgery, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

(hh) The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the General Disclosure Package and the Prospectus will not be, an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

(ii) The Company has not distributed and, prior to the later to occur of (i) the Closing Time and (ii) completion of the distribution of the Securities, will not distribute any prospectus (as such term is defined in the Securities Act and the Securities Act Regulations) in connection with the offering and sale of the Securities other than the Registration Statement, any preliminary prospectus, the Prospectus or other materials, if any, permitted by the Securities Act or by the Securities Act Regulations and approved by the Agent.

(jj) No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act or by Securities Act Regulations to be described in the Registration Statement and/or the General Disclosure Package and the Prospectus and that is not so described.

Any certificates signed by an officer of the Company and delivered to the Agent or its counsel that refer to this Agreement shall be deemed to be a representation and warranty by the Company to the Agent as to the matters covered thereby with the same effect as if such representation and warranty were set forth herein. Any certificate delivered by the Company to its counsel for purposes of enabling such counsel to render the opinions referred to in Section 9(b)(i) will also be furnished to the Agent and its counsel and shall be deemed to be additional representations and warranties by the Company to the Agent as to the matters covered thereby and the Agent and its counsel are entitled to rely thereon.

Section 6. Representations and Warranties of the Agent The Agent represents and warrants to the Company and the Bank that:

(a) The Agent is a corporation and is validly existing and in good standing under the laws of the State of Missouri with full power and authority to provide the services to be furnished to the Company and the Bank.

(b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly and validly authorized by all necessary corporate action on the part of the Agent, and this Agreement is the legal, valid and binding agreement of the Agent, enforceable in accordance with its terms, except to the extent limited by the Bankruptcy and Equity Exception.

(c) Each of the Agent and its employees, agents and representatives who shall perform any of the services hereunder shall have, and until the Stock Offering is consummated or terminated shall maintain, all licenses, approvals and permits necessary to perform such services and shall comply in all material respects with all applicable laws and regulations in connection with the performance of such services.

(d) No action, suit, charge or any proceeding before the Commission, FINRA, any state securities commission or any court is pending, or to the knowledge of the Agent threatened against the Agent which, if determined adversely to the Agent, would have a material adverse effect upon the ability of the Agent to perform its obligations under this Agreement.

(e) The Agent is registered as a broker/dealer pursuant to Section 15(b) of the Exchange Act and is a member in good standing of the FINRA.

(f) Any funds received in the Stock Offering by the Agent will be handled by the Agent in accordance with Rule 15c2-4 under the Exchange Act to the extent possible.

Section 7. Covenants of the Company and the Bank The Company and the Bank hereby jointly and severally covenant with the Agent as follows:

(a) The Company will not, at any time after the date the Registration Statement is declared effective, file any amendment or supplement to the Registration Statement without providing Agent and its counsel an opportunity to review and comment on such amendment or file any amendment or supplement to which amendment the Agent or its counsel shall reasonably object. The Company will furnish promptly to the Agent and its counsel copies of all correspondence from the Commission with respect to the Registration Statement and the Company’s responses thereto.

(b) The Company represents and agrees that, unless it obtains the prior consent of Agent, and Agent represents and agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the offered Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433, or that would constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and Agent is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping. The Company need not treat any communication as a free writing prospectus if it is exempt from the definition of prospectus pursuant to Clause (a) of Section 2(a)(10) of the Securities Act without regard to Rule 172 or 173.

(c) The Company, subject to Section 7(a), will comply with the requirements of Rule 430A of the Securities Act Regulations and will notify the Agent immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Securities. The Company will promptly effect the filings necessary pursuant to Rule 424(b) in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(d) The Company will deliver to the Agent, as soon as the Registration Statement becomes effective and thereafter when the Prospectus is required to be delivered under the Securities Act, as many copies of the Prospectus and as many conformed copies of the Registration Statement originally filed and of each amendment to the Registration Statement (including exhibits filed with the Registration Statement or incorporated by reference in the Registration Statement) as the Agent may reasonably request. The copies of the Registration Statement and each amendment thereto furnished to the Agent will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e) The Company has delivered to the Agent, without charge, as many copies of each preliminary prospectus as the Agent reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to the Agent, without charge, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, such number of copies of the Prospectus (as amended or supplemented) as the Agent may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Agent will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(f) The Company will comply with terms, conditions, requirements and provisions with respect to any agreement entered into by the Company and each of the Standby Purchasers.

(g) The Company will comply with the Securities Act and the Securities Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Agent or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act or the

Securities Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 9(a), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Agent such number of copies of such amendment or supplement as the Agent may reasonably request.

(h) The Company will use its best efforts, in cooperation with the Agent, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Agent may designate and to maintain such qualifications in effect for a period of not less than one year from the effective date of the Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement. The Company will also supply the Agent with such information as is necessary for the determination of the legality of the Securities for investment under the laws of such jurisdiction as the Agent may request.

(i) The Company will refrain during a period of 180 days after the date of the Prospectus, without the prior written consent of the Agent, from (i) offering, pledging, selling, contracting to sell, or selling any option, warrant, or contract to purchase, purchasing any option, warrant, or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring, directly or indirectly, any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or filing any registration statement under the Securities Act with respect to any of the foregoing or (ii) entering into any swap or any other agreement or transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock or any security convertible into or exchangeable for Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The Company shall also cause each Standby Purchaser, executive officer and director and five percent (5.0%) or greater shareholder and certain other shareholders of the Company to furnish to the Agent, on or prior to the date hereof, a letter or letters, in form and substance satisfactory to counsel for the Agent, pursuant to which each such person or entity shall agree to abide by the aforementioned restrictions, unless they have received prior written consent from the Agent, for a period of 180 days from the date of the Prospectus. The foregoing sentence shall not apply to (y) any shares of Common Stock issued by the Company upon the exercise of an option outstanding on the date hereof and referred to in the Prospectus; or (z) any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock issued in connection with a merger, acquisition of another entity, acquisition of assets or any other similar transaction.

(j) For the period of three years from the date of this Agreement, the Company will furnish to Agent upon request (i) a copy of each report of the Company furnished to or filed with the Commission under the Exchange Act or any national securities exchange or system on which any class of securities of the Company is listed or quoted, (ii) a copy of each report of the Company mailed to holders of Common Stock or non-confidential report filed with the Commission, the FDIC, the Florida Division of Financial Institutions, the OTS, the FRB or any other supervisory or regulatory authority or any national securities exchange or system on which any class of the securities of the Company is listed or quoted, (iii) each press release and material news item and article released by the Company and/or Bank, and (iv) from time-to-time, such other publicly available information concerning the Company as Agent may reasonably request.

(k) The Company will use the net proceeds from the sale of the Common Stock in the manner set forth in the Prospectus under the caption “Use of Proceeds.”

(l) The Company will distribute the Prospectus or other offering materials in connection with the offering and sale of the Common Stock only in accordance with the Securities Act and the rules and regulations promulgated under such statute, and the laws of any state in which the shares are qualified for sale.

(m) During the time when a prospectus is required to be delivered under the Securities Act, the Company shall at all times comply, in all material respects, with all applicable provisions of the Sarbanes-Oxley Act, including the related rules and regulations promulgated thereunder by the Commission and the American Stock Exchange, in effect from time to time.

(n) The Company will timely file an “Additional Listing Application” with the American Stock Exchange in connection with the Securities. The Company will use its best efforts to obtain, effect and maintain the listing of the Securities on the American Stock Exchange and will file with the American Stock Exchange all documents and notices required by the American Stock Exchange of companies that have securities that are listed on the American Stock Exchange.

(o) For so long as the Common Stock is registered under the Exchange Act, the Company will furnish to its stockholders after the end of each fiscal year, in the time periods prescribed by applicable law and regulations, such reports and other information as are required to be furnished to its stockholders under the Exchange Act (including consolidated financial statements of the Company and its subsidiaries, certified by independent public accountants).

(p) The Company and the Bank will conduct their businesses in compliance in all material respects with all applicable federal and state laws, rules, regulations, decisions, directives and orders including, all decisions, directives and orders of the Commission, the FDIC and the OTS.

(q) The Company and the Bank shall comply with any and all terms, conditions, requirements and provisions imposed by the FDIC, the OTS, the FRB, the HOLA, the Commission, the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations. The Company will comply with all provisions of all undertakings contained in the Registration Statement.

(r) The Company agrees to use its best efforts to furnish, or cause to be furnished, to the Agent, lists, or copies of those lists, showing the names and addresses of, and number of shares of Common Stock held by, Record Date Shareholders as of the Record Date, and to the extent available to the Company, similar information regarding any beneficial owners of the Company’s Common Stock for whom such Record Date Shareholders act as nominees.

(s) The Company will arrange for the Subscription Agent to, inform the Agent, on each Business Day during the Subscription Period (to be followed by written confirmation), as to the name, phone number, shareholder status and amount of Common Stock held by any individual who calls the Company or the Subscription Agent, and the number of Rights that have been exercised since its previous daily report to the Agent under the provision of this Section 7(s) including the name of the Rights Holder and the amount of Common Stock subscribed for, and, not later than 10:00 a.m., Eastern Time, on the first Business Day after the Expiration Date, use its best efforts to provide the Agent with a written statement as to the total number of Rights exercised (separately setting forth the number of Rights exercised by Record Date Shareholders).

(t) The Company shall provide the Agent with any other information necessary to allow the Agent to manage the allocation process in order to permit the Company to carry out the allocation of the Common Stock in the event of an over-subscription, and all such information shall be accurate and reliable in all material respects.

(u) The Company will not deliver the Common Stock until the Company has satisfied or caused to be satisfied each condition set forth in Section 9 hereof, unless such condition is waived in writing by the Agent.

(v) Each of the Company’s executive officers and directors and the Standby Purchasers, in each case as listed on Schedule B hereto, will execute and deliver lock-up agreements as contemplated by Section 9(p) hereof.

Section 8. Payment of Expenses.

Whether or not the Stock Offering is completed or the sale of the Securities by the Company is consummated, the Company and Bank will pay for all their own expenses incident to the performance of this Agreement, including without limitation: (a) the preparation and filing of any applicable regulatory applications; (b) the preparation, printing, filing, delivery and mailing of the Registration Statement, including the Prospectus and any applicable Proxy Statement, and all documents related to the Stock Offering; (c) all filing fees and expenses in connection with the qualification or registration of the Securities for offer and sale by the Company or the Bank under the securities or “Blue Sky” laws, including without limitation filing fees, reasonable legal fees and disbursements of counsel in connection therewith, and in connection with the preparation of a blue sky law survey; (d) the filing fees with FINRA related to the Agent’s fairness filing under FINRA Rule 2710; (e) fees and expenses related to auditing and accounting services; (f) all expenses relating to advertising, temporary personnel, investor meetings and stock information center; and (g) subscription agent and transfer agent fees and costs of preparation and distribution of stock certificates. The Company and Bank also agree to reimburse Agent for reasonable out-of-pocket expenses, including legal fees and expenses, incurred by Agent in connection with the services hereunder; provided however, that the Company and Bank shall not owe Agent more than $175,000 in connection with Agent’s out-of- pocket legal fees and expenses (excluding Blue Sky fees and expenses). Furthermore, the Company is responsible for payment of Agent’s other direct reasonable out-of-pocket expenses up to $25,000. Not less than two days prior to the Closing Time, the Agent will provide the Bank with a detailed accounting of all reimbursable expenses to be paid at the Closing.

Section 9. Conditions to the Agent’s Obligations The Company, the Bank and the Agent agree that obligations of the Agent hereunder are subject to the accuracy of the representations and warranties of the Company and the Bank contained herein as of the date hereof and the Closing Time, to the accuracy of the statements of officers and directors of the Company and the Bank made pursuant to the provisions hereof, to the performance by the Company and the Bank of their obligations hereunder, and to the following further conditions:

(a) The Registration Statement shall have become effective and at or before the date of this Agreement, no stop order suspending the effectiveness of the Registration Statement shall have been issued, and prior to that time, no stop order proceeding shall have been initiated or, to the Company’s knowledge, threatened by the Commission. Any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with to the reasonable satisfaction of the Agent and the Company. The Company shall not have filed with the Commission the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus without consent of the Agent, which consent shall not have been unreasonably withheld or delayed. The Agent shall not have discovered and disclosed to the Company, on or prior to the date of this Agreement, that the Registration Statement, the General Disclosure Package or the Prospectus or any amendment or supplement to the Registration Statement, the General Disclosure Package or the Prospectus contains an untrue statement of a fact that, in the reasonable opinion of the Agent, is material or omits to state a fact that, in the reasonable opinion of the Agent, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) At the Closing Time, the Agent shall have received:

(i) The favorable opinion, dated as of the Closing Time, of Luse Gorman Pomerenk & Schick, P.C., acceptable to Agent and in form and substance satisfactory to counsel for Agent, as set forth in Exhibit A.

(ii) The letter of Luse Gorman Pomerenk & Schick, P.C. in form and substance to the effect that during the preparation of the Registration Statement, the General Disclosure Package and the Prospectus, Luse Gorman Pomerenk & Schick, P.C. participated in conferences with certain officers of and other representatives of the Company and the Bank, counsel to Agent, representatives of the independent public accounting firm for the Company and representatives of Agent at which the contents of the Registration Statement, the General Disclosure Package and the Prospectus and related matters were discussed and has considered the matters required to be stated therein and the statements contained therein and, although (without limiting the opinions provided pursuant to Section 9(b)(i) hereof) Luse Gorman Pomerenk & Schick, P.C. has not independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement, the General Disclosure Package and Prospectus,

on the basis of the foregoing, nothing has come to the attention of Luse Gorman Pomerenk & Schick, P.C. that caused Luse Gorman Pomerenk & Schick, P.C. to believe that (A) the Registration Statement at the time it was declared effective by the Commission, (B) the General Disclosure Package as of the time and date as of which subscription ratio and subscription price were determined and as of the date of such letter and (C) the Prospectus, as of its date and as of the date of such letter, contained or contains any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that counsel need express no comment or opinion with respect to the financial statements, schedules and other financial and statistical data included in the Registration Statement, the Prospectus or the General Disclosure Package).

(iii) The favorable opinion, dated as of the Closing Time, of Alston & Bird LLP, with respect to such matters as the Agent may reasonably require, in form and substance satisfactory to counsel for Agent, as set forth in Exhibit B. The opinion may be limited to matters governed by laws of the United States. In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the United States, to the extent such counsel deems proper and specified in such opinion, upon the opinion of counsel reasonably acceptable to the Agent, as long as such other opinion indicates that the Agent may rely on the opinion, (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and the Bank and public officials; and (C) the opinion of Luse Gorman Pomerenk & Schick, P.C.

(iv) The letter of Alston & Bird LLP, counsel for Agent, in form and substance to the effect that during the preparation of the Registration Statement, the General Disclosure Package and the Prospectus, Alston & Bird LLP participated in conferences with certain officers of and other representatives of the Company, counsel to the Company, representatives of the independent registered public accounting firm for the Company and representatives of Agent at which the contents of the Registration Statement, the General Disclosure Package and the Prospectus and related matters were discussed and has considered the matters required to be stated therein and the statements contained therein and, although (without limiting the opinions provided pursuant to Section 9(b)(iii)) Alston & Bird LLP has not independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement, the General Disclosure Package and Prospectus, on the basis of the foregoing, nothing has come to the attention of Alston & Bird LLP that caused Alston & Bird LLP to believe that (A) the Registration Statement at the time it was declared effective by the Commission and (B) the General Disclosure Package as of the time and date as of which subscription ratio and subscription price were determined and as of the date of such letter, contained or contains any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that counsel need express no comment or opinion with respect to the financial statements, notes to financial statements, schedules and other financial and statistical data included in the Registration Statement, the Prospectus or the General Disclosure Package).

(c) Concurrently with the execution of this Agreement, Agent shall receive a letter from (i) Hacker, Johnson and Smith PA, dated the date hereof and addressed to Agent, such letter confirming that Hacker, Johnson and Smith PA is a firm of independent public accountants within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants, the Securities Act and the Securities Act Regulations and 12 C.F.R. Section 571.2(c)(3), and no information concerning its relationship with or interests in the Company is required by Item 13 of the Registration Statement, and stating in effect that in Hacker, Johnson and Smith PA’s opinion the financial statements of the Company included in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations and generally accepted accounting principles consistently applied; (ii) stating in effect that, on the basis of certain agreed upon procedures (but not an audit examination in accordance with generally accepted auditing standards) consisting of a reading of the minutes of the meetings of the Board of Directors of the Company, the Audit Committee, a review of the unaudited interim financial information as of and for the interim period ending March 31, 2008 and the latest available unaudited quarterly financial statements of the Company prepared by the Company which shall be in accordance with Statement on Auditing Standards No. 100, and consultations with officers of the Company responsible for financial and accounting matters, nothing came to their attention which caused them to believe that: (A) such unaudited financial statements and financial information included in the section titled “Recent Developments” are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Prospectus; or (B) during the period from the date of the Recent Developments information included in the Prospectus to a date not more than three business days prior to the date of the Prospectus there was any increase in non-performing loans, special mention loans, borrowings (defined as advances from the FHLB of Atlanta, securities sold under agreements to repurchase and any other form of debt other than deposits) of the Company or decrease in assets, deposits, loan losses allowances, equity or retained earnings of the Company or there was any decrease in net income, non-interest income, tax expense, net interest income, net interest income after provision for loan losses or provision for loan losses of the Company or any increase in non-interest expense for the number of full months commencing immediately after the Recent Developments period and ended on the last month-end prior to the date of the Prospectus as compared to the corresponding period in the preceding year, which was material to the financial position or results of operations of the Company; and (iii) stating that, in addition to the audit examination referred to in its opinion included in the Prospectus and the performance of the procedures referred to in clause (ii) of this subsection (c), they have compared with the general accounting records of the Company, which are subject to the internal controls of the accounting system of the Company and other data prepared by the Company directly from such accounting records, to the extent specified in such letter, such amounts and/or percentages set forth in the Prospectus as Agent may reasonably request, and they have found such amounts and percentages to be in agreement therewith (subject to rounding).

(d) At the Closing Time, Agent shall receive a letter from Hacker, Johnson and Smith PA dated as of the Closing Time, addressed to Agent, confirming the statements made by in their letter delivered by it pursuant to subsection (c) of this Section 9, the “specified date” referred to in clause (ii)(B) of such subsection to be a date specified in such letter, which shall not be more than three (3) business days prior to the Closing Time.

(e) At the Closing Time, counsel to Agent shall have been furnished with such documents and opinions as counsel for Agent may require for the purpose of enabling them to advise Agent with respect to the issuance and sale of the Common Stock as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations and warranties, or the fulfillment of any of the conditions herein contained.

(f) At the Closing Time, Agent shall receive a certificate of the Chief Executive Officer and Chief Financial Officer of the Company and the Bank, dated the Closing Time, without personal liability to the effect that: (i) they have examined the Prospectus and at the time the Prospectus became authorized for final use, the Prospectus did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) there has not been, since the respective dates as of which information is given in the Prospectus, any material adverse change in the financial condition, results of operation, capital, properties or business affairs of the Company and the Bank, considered as one enterprise, whether or not arising in the ordinary course of business; (iii) the representations and warranties contained in Section 5 of this Agreement are true and correct with the same force and effect as though made at and as of the Closing Time; (iv) the Company has complied in all material respects with all material agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time including the conditions contained in this Section 9; and (v) no stop order has been issued or, to their knowledge, is threatened, by the Commission or any other governmental body.

(g) The Company shall not have sustained, since the date of the latest financial statements included in the Registration Statement and the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Registration Statement and the Prospectus, and since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any material change, or any development involving a prospective material change in, or affecting the general affairs of, management, financial position, retained earnings, long-term debt, shareholders’ equity or results of operations of the Company, otherwise than as set forth or contemplated in the Registration Statement and the Prospectus, the effect of which, in any such case described above, is in Agent’s reasonable judgment sufficiently material and adverse as to make it impracticable or inadvisable to proceed with the Stock Offering on the terms and in the manner contemplated in the Prospectus.

(h) Prior to and at the Closing Time: (i) in the reasonable opinion of Agent there shall have been no material adverse change in the financial condition or in the earnings, operations, capital, properties or business affairs of the Company and the Bank, considered as one enterprise, from and as of the latest dates as of which such condition is set forth in the Prospectus, except as referred to therein; (ii) there shall have been no material transaction entered into by the Company or the Bank, independently or considered as one enterprise, from the latest date as of which the financial condition of the Company is set forth in the Prospectus, other than transactions referred to or contemplated therein; (iii) neither the Company nor the Bank shall have received from the FDIC or the OTS any direction (oral or written) to make any material change in the method of conducting their business with which it has not complied with in all material respects (which direction, if any, shall have been disclosed to Agent) and which would reasonably be expected to have a Material Adverse Effect on the Company and the Bank, considered as one enterprise; (iv) neither the Company nor the Bank shall have been in default (nor shall an event have occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any agreement or instrument relating to any material outstanding indebtedness; (v) no action, suit or proceeding, at law or in equity or before or by any federal or state commission, board or other administrative agency, shall be pending or, to the knowledge of the Company or the Bank, threatened against the Company or the Bank or affecting any of their properties wherein an unfavorable decision, ruling or finding would reasonably be expected to have a Material Adverse Effect on the Company and the Bank, considered as one enterprise; and (vi) the Securities shall have been qualified or registered for offering and sale or issuance under the securities or “blue sky” laws of the jurisdictions requested by Agent.

(i) At or prior to the Closing Date, the Agent shall receive (i) a copy of the order from the Commission declaring the Registration Statement effective, (ii) a certified copy of the articles of incorporation of the Company, (iii) a certificate from the FDIC evidencing the Bank’s insurance of accounts, and (vi) any other documents that Agent shall reasonably request.

(j) Subsequent to the date hereof, there shall not have occurred any of the following: (i) a suspension or limitation in trading in securities generally on the New York Stock Exchange or American Stock Exchange or in the over-the-counter market, or quotations halted generally on the Nasdaq Stock Market, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required by either of such exchanges or the FINRA or by order of the Commission or any other governmental authority other than temporary trading halts or limitations (A) imposed as a result of intraday changes in the Dow Jones Industrial Average, (B) lasting no longer than until the regularly scheduled commencement of trading on the next succeeding business-day, and (C) which, when combined with all other such halts occurring during the previous five business days, total less than three; (ii) a general moratorium on the operations of federally-insured financial institutions or general moratorium on the withdrawal of deposits from federally-insured financial institutions declared by either federal or state authorities; (iii) any outbreak of hostilities or escalation thereof or other calamity or crisis, including, without limitation, terrorist activities after the date hereof; or (iv) a material adverse change in the United States financial markets or elsewhere if the effect of any of (i) through (iv) herein, in Agent’s reasonable judgment, makes it impracticable or inadvisable to proceed with the Stock Offering on the terms and in the manner contemplated in the Registration Statement and the Prospectus.

(k) Prior to the distribution of the Prospectus, the Agent shall have received an agreement substantially in the form of Exhibit C hereto signed by the persons listed on Schedule B hereto.

(l) All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to Agent and of counsel for Agent. Any certificate signed by an officer of the

Company or the Bank and delivered to Agent or to counsel for Agent shall be deemed a representation and warranty by the Company or the Bank, as the case may be, to Agent as to the statements made therein. If any condition to Agent’s obligations hereunder to be fulfilled prior to or at the Closing Time is not fulfilled, Agent may terminate this Agreement (provided that if this Agreement is so terminated but the sale of Securities is nevertheless consummated, Agent shall be entitled to the compensation provided for in Section 3 hereof) or, if Agent so elects, may waive any such conditions which have not been fulfilled or may extend the time of their fulfillment.

Section 10. Indemnification.

(a) The Company agrees to indemnify and hold harmless the Agent, its officers, directors, agents, attorneys, servants and employees and each person, if any, who controls the Agent within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any and all loss, liability, claim, damage or expense whatsoever (including but not limited to settlement expenses, subject to the limitation set forth in the last sentence of paragraph (c) below), joint or several, that the Agent or any of such officers, directors, agents, attorneys, servants, employees and controlling Persons (collectively, the “Related Persons”) may suffer or to which the Agent or the Related Persons may become subject under all applicable federal and state laws or otherwise, and to promptly reimburse the Agent and any Related Persons upon written demand for any reasonable expenses (including reasonable fees and disbursements of counsel) incurred by the Agent or any Related Persons in connection with investigating, preparing or defending any actions, proceedings or claims (whether commenced or threatened) to the extent such losses, claims, damages, liabilities or actions: (i) arise out of the allocation of the Shares in accordance with (x) the Prospectus generally and (y) the records or other information provided to the Agent by the Company, or its agents; (ii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or supplement thereto), the Prospectus (or any amendment or supplement thereto), any Issuer-Represented Free Writing Prospectus or any blue sky application, or other instrument or document of the Company or based upon written information supplied by the Company filed in any state or jurisdiction to register or qualify any or all of the Securities under the securities laws thereof (collectively, the “Blue Sky Applications”), or any application or other document, advertisement, or communication (“Sales Information”) prepared, made or executed by or on behalf of the Company with its consent or based upon written information furnished by or on behalf of the Company, whether or not filed in any jurisdiction, in order to qualify or register the Securities under the securities laws thereof, (iii) arise out of or are based upon the omission or alleged omission to state in any of the foregoing documents or information, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iv) arise from any theory of liability whatsoever relating to or arising from or based upon the Registration Statement (or any amendment or supplement thereto), the Prospectus (or any amendment or supplement thereto), any Issuer-Represented Free Writing Prospectus, any Blue Sky Applications or Sales Information or other documentation distributed in connection with the Stock Offering; provided, however, that no indemnification is required under this paragraph (a) to the extent such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue material statements or alleged untrue material statements in, or material omission or alleged material omission from, the

Registration Statement (or any amendment or supplement thereto) or the Prospectus (or any amendment or supplement thereto), any Issuer-Represented Free Writing Prospectus, the Blue Sky Applications or Sales Information or other documentation distributed in connection with the Stock Offering made in reliance upon and in conformity with written information furnished to the Company by the Agent or its representatives (including counsel) with respect to the Agent expressly for use in the Registration Statement (or any amendment or supplement thereto) or Prospectus (or any amendment or supplement thereto) under the caption “Plan of Distribution – Financial Advisor”; provided further, that the Company will not be responsible for any loss, liability, claim, damage or expense to the extent a court of competent jurisdiction finds that they result primarily from material oral misstatements by the Agent to a purchaser of Securities that are not based upon information in the Registration Statement or Prospectus, or from actions taken or omitted to be taken by the Agent in bad faith or from the Agent’s gross negligence or willful misconduct, and the Agent agrees to repay to the Company any amounts advanced to it by the Company in connection with matters as to which it is found by a court of competent jurisdiction not to be entitled to indemnification hereunder.

(b) The Agent agrees to indemnify and hold harmless the Company, its directors and officers, agents, servants and employees and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all loss, liability, claim, damage or expense whatsoever (including but not limited to settlement expenses, subject to the limitation set forth in the last sentence of paragraph (c) below), joint or several, which they, or any of them, may suffer or to which they, or any of them, may become subject under all applicable federal and state laws or otherwise, and to promptly reimburse the Company and any such persons upon written demand for any reasonable expenses (including fees and disbursements of counsel) incurred by them in connection with investigating, preparing or defending any actions, proceedings or claims (whether commenced or threatened) to the extent such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or supplement thereto), any Issuer-Represented Free Writing Prospectus or any Blue Sky Applications or Sales Information or are based upon the omission or alleged omission to state in any of the foregoing documents a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Agent’s obligations under this Section 10(b) shall exist only if and only to the extent that such untrue statement or alleged untrue statement was made in, or such material fact or alleged material fact was omitted from, the Registration Statement (or any amendment or supplement thereto), the Prospectus (or any amendment or supplement thereto), any Blue Sky Applications or Sales Information in reliance upon and in conformity with written information furnished to the Company by the Agent or its representatives (including counsel) expressly for use under the caption “Plan of Distribution – Financial Advisor.”

(c) Each indemnified party shall give prompt written notice to each indemnifying party of any action, proceeding, claim (whether commenced or threatened), or suit instituted against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have on account of this Section 10, Section 11 or otherwise. An indemnifying party may participate at its own expense in the defense of such action. In addition, if it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it reasonably acceptable to the indemnified parties that are defendants in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them that are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action, proceeding or claim, other than reasonable costs of investigation. In no event shall the indemnifying parties be liable for the fees and expenses of more than one separate firm of attorneys (unless an indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or in addition to those of other indemnified parties) for all indemnified parties in connection with any one action, proceeding or claim or separate but similar or related actions, proceedings or claims in the same jurisdiction arising out of the same general allegations or circumstances. The Company shall be liable for any settlement of any claim against the Agent (or its directors, officers, employees, affiliates or controlling persons), made with the consent of the Company, which consent shall not be unreasonably withheld. The Company shall not, without the written consent of the Agent, settle or compromise any claim against them based upon circumstances giving rise to an indemnification claim against the Company hereunder unless such settlement or compromise provides that the Agent and the other indemnified parties shall be unconditionally and irrevocably released from all liability in respect of such claim.

(d) The agreements contained in this Section 10 and in Section 11 hereof and the representations and warranties of the Company and the Bank set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Agent or its officers, directors, controlling persons, agents, attorneys, servants or employees or by or on behalf of the Company or any officers, directors, controlling persons, agents, attorneys, servants or employees of the Company; (ii) delivery of and payment hereunder for the Securities; or (iii) any termination of this Agreement. To the extent required by law, Sections 10 and 11 hereof are subject to and limited by Section 23A of the Federal Reserve Act.

Section 11. Contribution In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 10 is due in accordance with its terms but is found in a final judgment by a court to be unavailable from the Company or the Agent, the Company and the Agent shall contribute to the aggregate losses, claims, damages and liabilities of the nature contemplated by such indemnification in such proportion so that (i) the Agent is responsible for that portion represented by the percentage that the fees paid to the Agent pursuant to Section 3 of this Agreement (not including expenses) (the “Agent’s Fees”) less any portion of Agent’s fees paid by Agent to assisting brokers, bear to the total proceeds received by the Company from the sale of the Securities in the Stock Offering, net of all expenses of the Stock Offering, except Agent’s Fees and (ii) the Company shall be responsible for the balance. If, however, the allocation provided above is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 10 above, then each indemnifying party shall contribute to such amount paid or payable to such indemnified party in such proportion as is appropriate to reflect not only such relative fault of the Company on the one hand and the Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions, proceedings or claims in respect thereof), but also the relative benefits received by the Company on the one hand and the Agent on the other from the Stock Offering, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Agent on the other hand shall be deemed to be in the same proportion as the total proceeds from the Stock Offering, net of all expenses of the Stock Offering except Agent’s Fees, received by the Company bear, with respect to the Agent, to the total fees (not including expenses) received by the Agent less any portion of Agent’s fees paid by Agent to assisting brokers. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Agent on the other and the parties relative intent, good faith, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Agent agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro-rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 11. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or action, proceedings or claims in respect thereof) referred to above in this Section 11 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, proceeding or claim. It is expressly agreed that the Agent shall not be liable for any loss, liability, claim, damage or expense or be required to contribute any amount which in the aggregate exceeds the amount paid (excluding reimbursable expenses) to the Agent under this Agreement. It is understood and agreed that the above-stated limitation on the Agent’s liability is essential to the Agent and that the Agent would not have entered into this Agreement if such limitation had not been agreed to by the parties to this Agreement. No person found guilty of any fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution with respect to any loss or liability arising from such misrepresentation from any person who was not found guilty of such fraudulent misrepresentation. For purposes of this Section 11, each of the Agent’s and the Company’s officers and directors and each person, if any, who controls the Agent or the Company within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company and the Agent. Any party entitled to contribution, promptly after receipt of notice of commencement of any action, suit, claim or proceeding against such party in respect of which a claim for contribution may be made against another party under this Section 11, will notify such party from whom contribution may be sought, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any other obligation it may have hereunder or otherwise than under this Section 11.

Section 12. Survival All representations, warranties and indemnities and other statements contained in this Agreement or contained in certificates of officers of the Company or the Agent submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of the Agent or its controlling persons, or by or on behalf of the Company and shall survive the issuance of the Securities, and any legal representative, successor or assign of the Agent, the Company, and any indemnified person shall be entitled to the benefit of the respective agreements, indemnities, warranties and representations.

Section 13. Termination Agent may terminate this Agreement by giving the notice indicated below in this Section 13 at any time after this Agreement becomes effective as follows:

(a) In the event (i) the Company has failed, refused or been unable to perform any agreement on its part to be performed under this Agreement, (ii) there has been, since the dates as of which information is given in the preliminary prospectus, the General Disclosure Package or the Prospectus, any material adverse change in the net asset value of the Company or the tax, exchange, control or other laws or regulations applicable to the Company or the Company has made any material change in its management or method of operations as described in the Prospectus, the effect of which, in the reasonable judgment of the Agent, renders it impracticable to proceed with the solicitation of the exercise of Rights; (iii) the Agent terminates this relationship because there has been a material adverse change in the financial condition or operations of the Company and the Bank considered as one enterprise since the date of the latest audited financial statements included in the Prospectus; (iv) any other condition of the Agent’s obligations under this Agreement is not fulfilled; (v) trading in securities generally on the New York Stock Exchange or the American Stock Exchange has been suspended, or there shall have been established by the New York Stock Exchange, the American Stock Exchange or by the Commission or by any federal or New York State agency or by the decision of any court of competent jurisdiction, any general limitation on prices for such trading or any general restrictions on the distribution of securities, all to such a degree as would, in the reasonable judgment of the Agent, render it impracticable to proceed with the solicitation of the exercise of Rights; (vi) a general banking moratorium has been declared by federal or New York authorities or by any other state authorities that, in the Agent’s reasonable judgment, makes it impracticable to proceed with the solicitation of the exercise of Rights, (vii) there has been a material adverse change in general economic, political or financial conditions in the United States, or in the effect of international conditions on the financial markets in the United States such that, in the reasonable judgment of the Agent, it is impracticable to proceed with the solicitation of the exercise of Rights or (viii) the United States becomes engaged in hostilities, a materials escalation occurs in any hostilities in which the United States is engaged, or war or a national emergency is declared by the United States on or after the date of this Agreement the effect of which, in the reasonable judgment of the Agent, would render it impracticable to proceed with the solicitation of the exercise of the Rights.

(b) If any of the conditions specified in Section 9 hereof shall not have been fulfilled when and as required by this Agreement, or by the Closing Time, or waived in writing by the Agent, this Agreement and all of the Agent’s obligations hereunder may be canceled by the Agent by notifying the Company of such cancellation in writing at any time at or prior to the Closing Time, and any such cancellation shall be without liability of any party to any other party except as otherwise provided in Sections 3, 8, 10 and 11 hereof.

(c) If Agent elects to terminate this Agreement as provided in this Section, the Company shall be notified by the Agent as provided in Section 14 hereof.

(d) If this Agreement is terminated in accordance with the provisions of this Agreement or the sale of the Securities is not consummated, notwithstanding anything to the contrary in this Agreement or the Letter Agreement, the Agent will receive only a reimbursement of out-of-pocket accountable expenses actually incurred.

Section 14. Notices All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to Agent shall be directed to Stifel, Nicolaus & Company, Incorporated, 18 Columbia Turnpike, Florham Park, New Jersey 07932, Attention: Ben A. Plotkin, Executive Vice President (with a copy to Alston & Bird LLP, 1201 W. Peachtree Street, Atlanta, Georgia 30309; Attention: Randolph A. Moore III); notice to the Company shall be directed to Federal Trust Corporation, 312 West 1st Street, Sanford, Florida 32771, Attention: Dennis T. Ward (with a copy to Luse Gorman Pomerenk & Schick, P.C., 5335 Wisconsin Ave., NW, Suite 400, Washington, DC 20015, Attention: Edward A. Quint).

Section 15. Parties This Agreement shall inure to the benefit of and be binding upon the Agent and the Company, and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Sections 10 and 11 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provisions herein contained. It is understood and agreed that this Agreement is the exclusive agreement among the parties, supersedes any prior agreement among the parties, including the Letter Agreement, and may not be varied except by a writing signed by all parties.

Section 16. Partial Invalidity In the event that any term, provision or covenant herein or the application thereof to any circumstance or situation shall be invalid or unenforceable, in whole or in part, the remainder hereof and the application of said term, provision or covenant to any other circumstance or situation shall not be affected thereby, and each term, provision or covenant herein shall be valid and enforceable to the full extent permitted by law.

Section 17. Construction This Agreement shall be construed in accordance with the laws of the State of New Jersey without giving effect to its conflicts of laws principles. Any dispute hereunder shall be brought in a court in the State of New Jersey. The Company and the Agent waive all right to trial by jury in any action, proceeding, claim or counterclaim (whether based on contract, tort or otherwise) related to or arising out of this Agreement.

[SIGNATURE PAGE FOLLOWS]

Execution Copy

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Agent on the one hand, and the Company and the Bank on the other in accordance with its terms.

Very truly yours,

FEDERAL TRUST CORPORATION

	By:	/s/ Dennis T. Ward
Dennis T. Ward
President and Chief Executive Officer

FEDERAL TRUST BANK

	By:	/s/ Dennis T. Ward
Dennis T. Ward
President and Chief Executive Officer
The foregoing Agency Agreement is hereby confirmed and accepted as of the date first set forth above.

STIFEL, NICOLAUS & COMPANY, INCORPORATED

By:	/s/ Ben A. Plotkin
Name:	Ben A. Plotkin
Title:	Executive Vice President

Execution Copy

Schedule A

Advisory Services – The Agent will provide the following advisory services:

1.	Provide guidance on capital raising alternatives for a financial institution in connection with the current state of the market for financial institutions;

2.	Participate in multiple meetings with the board of directors of the Company regarding the potential capital raising alternatives;

3.	Participate in numerous discussions with management of the Company regarding capital raising alternatives and the Financing;

4.	Participate in numerous drafting sessions regarding the prospectus and the subscription forms;

5.	Develop a detailed marketing plan which involves interviewing select members of management and reviewing diligence materials in order to assemble informational materials to be sent to potential investors;

6.	Provide specifications and procure printer bids; and

7.	Coordinate the logistical effort of the professionals involved in preparing for the Stock Offering.

Securities Marketing Services – The Agent will provide the following marketing services:

1.	Assign licensed registered representatives from its staff to solicit orders;

2.	Establish a toll free telephone line for our role as Information Agent which will facilitate incoming orders and questions regarding the transaction;

3.	Conduct a telemarketing campaign to the existing stockholders;

4.	Continually advise management on market conditions, recent financing trends in the banking industry and investor responsiveness to the offering.

5.	Meet with the Board numerous times to discuss the progress, investor feedback and implications of the transaction on the pro forma financial condition of the Company and its shareholders.

6.	Contact institutional and other appropriate investors with respect to arranging Standby Purchasers.

7.	Given that the transaction requires a minimum amount of stock to be sold, the Agent will endeavor to reach the requisite threshold through constant contact and communication with and between the potential Standby Purchasers and the Company;

8.	Assemble marketing materials for distribution to internal sales people as well as Standby Purchasers;

9.	Arrange for onsite meetings with potential Standby Purchasers as well as conference calls with the Company’s legal and tax advisors;

10.	Coordinate and help facilitate due diligence efforts by Standby Purchasers;

11.	Serve as the mediator between the Company and Standby Purchaser requests for additional diligence materials which will involve assembling the documentation in a format conducive for distribution, printing the information and sending it to the appropriate parties;

12.	Assist in the negotiation of the terms and the standby agreements with Standby Purchasers; and

13.	If appropriate, arrange for selected FINRA member broker-dealers (the “Selling Group”) to assist in arranging Standby Purchasers—this Selling Group will include the Agent and be solely managed by the Agent.

Administrative Services – The Agent will provide the following administrative services:

1.	Work with management to obtain stockholder records including phone numbers;

2.	Provide instruction to DTC, IECA and reorganization department of broker-dealers holding shares belonging to current stockholders;

3.	Prepare procedures for processing orders and cash, and for handling requests;

4.	Educate the Company’s directors, officers and employees on the proper response to purchase inquiries;

5.	Prepare daily sales reports for management and ensure funds received balance to such reports; and

Establish processes for the tracking of sales prospects, processing stock orders and preparing daily sales reports.

Execution Copy

Schedule B

Samuel C. Certo, PhD.

Dennis T. Ward

Kenneth W. Hill

Eric J. Reinhold

Robert G. Cox

A. George Igler

Charles R. Webb

Jennifer B. Brodnax

Mark E. McRae

Lindsay B. Sandham

Gregory E. Smith

Execution Copy

Exhibit A to Agency Agreement

The written opinion, dated as of the Closing Time, of Luse Gorman Pomerenk & Schick, P.C. to the effect that:

(i) The Company is a corporation validly existing and in good standing under the laws of the State of Florida, with corporate power and authority to own its properties and to conduct its business as described in the Prospectus, and is duly qualified to transact business and is in good standing in Florida, [                    ], [                    ] and [                    ].

(ii) The Bank is a federally-chartered stock savings bank that is duly organized, validly existing under the laws of the United States, with corporate power and authority to own its properties and to conduct its business as described in the Prospectus and to enter into this Agreement and perform its obligations hereunder.

(iii) The activities of the Bank described in the Prospectus are permitted under the laws of the United States applicable to a federally-chartered stock savings bank.

(iv) The Bank is a member of the FHLB of Atlanta and the Bank is an insured depository institution under the provisions of the Federal Deposit Insurance Act, as amended, and to such counsel’s knowledge no proceedings for the termination or revocation of such insurance are pending or threatened.

(v) Each direct or indirect subsidiary of the Company is a corporation [limited liability company or statutory trust] existing and in good standing under the laws of the jurisdiction of its incorporation or organization, and each direct or indirect subsidiary of the Company and has the corporate or other entity power to own its properties and to conduct its business as described in the Prospectus.

(vi) Upon consummation of the Offering, (a) the shares of Common Stock of the Company to be issued in the Offering will have been duly and validly authorized for issuance and sale; (b) the shares of Common Stock of the Company to be issued in the Offering will be validly issued, fully paid and nonassessable; (c) the issuance of the shares of Common Stock in the Offering is not subject to preemptive rights under the charter or bylaws of the Company, or arising or outstanding by operation of law or, to the knowledge of such counsel, under any contract, indenture, agreement, instrument or other document, except for the subscription rights under the Prospectus.

(vii) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company; and this Agreement constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that indemnification provisions may be unenforceable as against public policy, and except to the extent that such enforceability may be limited by bankruptcy laws, insolvency laws, or other laws affecting the enforcement of creditors’ rights generally, or the rights of creditors of savings institutions insured by the FDIC (including the laws relating to the rights of the contracting parties to equitable remedies).

(viii) To such counsel’s knowledge, the Offering was effected in all material respects in accordance with all applicable laws, including statutes, regulations, decisions and orders (except that this opinion need not address state securities or “blue sky” laws and regulations); and, to such counsel’s knowledge, all terms, conditions, requirements and provisions with respect to the Offering imposed by the Commission, the FDIC, the OTS or any other governmental agency, if any, were complied with by the Company in all material respects or appropriate waivers were obtained and all notices and waiting periods were satisfied, waived or elapsed.

(ix) The Registration Statement has become effective under the Securities Act, and no stop order suspending the effectiveness of the Registration Statement has been issued, and, to such counsel’s knowledge, no proceedings for that purpose have been instituted or threatened.

(x) The terms and provisions of the shares of Common Stock conform to the description thereof contained in the Registration Statement and the Prospectus, and the form of any applicable certificates proposed to be used to evidence the shares of Common Stock are in due and proper form.

(xi) At the time that the Registration Statement became effective and as of the Closing Time, the Registration Statement, including the Prospectus contained therein (as amended or supplemented) (other than the financial statements, notes to financial statements, financial tables or other financial and statistical data included therein or omitted therefrom as to which counsel need express no opinion), complied as to form in all material respects with the requirements of the Securities Act and the rules and regulations promulgated thereunder.

(xii) To such counsel’s knowledge, there are no legal or governmental proceedings pending, or threatened (i) asserting the invalidity of this Agreement or (ii) seeking to prevent the Offering.

(xiii) The information in the Prospectus under the captions “Market for the Common Stock and Dividend Information,” “Supervision and Regulation,” “The Rights Offering,” “Material U.S. Federal Income Tax Consequences,” “Description Capital Stock” and “Restrictions on Acquisition of Federal Trust Corporation” and to the extent that such information constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by such counsel and is accurate in all material respects (except as to the financial statements and other financial data included therein, as to which such counsel need express no opinion).

(xiv) The Company is not required to be registered as an “investment company” as such term is defined in the Investment Company Act of 1940.

(xv) The execution and delivery of and performance under this Agreement by the Company, the incurrence of the obligations set forth herein and the consummation of the transactions contemplated herein will not result in any material violation of the provisions of the charter or the bylaws of the Company or any material violation of any applicable law, act, regulation, or to such counsel’s knowledge, order or court order, writ, injunction or decree or any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument filed as an exhibit to, or incorporated by reference in, the Registration Statement.

The opinion may be limited to matters governed by the laws of the United States and the State of Florida. In rendering such opinion regarding Florida law, such counsel may rely on local counsel reasonably acceptable to Agent and its counsel. In addition, in rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the United States, to the extent such counsel deems proper and specified in such opinion, upon the opinion of other counsel of good standing, as long as such other opinion indicates that Agent may rely on the opinion, and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials, provided copies of any such opinion(s) or certificates of public officials are delivered to Agent together with the opinion to be rendered hereunder by special counsel to the Company. The opinion of such counsel for the Company shall state that it has no reason to believe that Agent is not justified in relying thereon.

Execution Copy

Exhibit B to Agency Agreement

The favorable opinion, dated as of the Closing Time, of Alston & Bird LLP, counsel for the Agent, to the effect that:

(i) The Company is a corporation validly existing and in good standing under the laws of the State of Florida.

(ii) The Shares have been duly and validly authorized for issuance, and, when issued and delivered by the Company pursuant to the Prospectus against payment of the consideration calculated as set forth in the Prospectus, will be validly issued, fully paid and nonassessable.

(iii) The Agreement has been duly authorized, executed and delivered by the Company.

(iv) The Registration Statement is effective under the Securities Act, as amended, and, to such counsel’s knowledge, no stop order suspending effectiveness has been issued under the Securities Act and no proceedings therefor have been initiated or threatened by the Commission.

The Registration Statement and the Prospectus comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations thereunder (except that we express no opinion as to the financial statements, notes to the financial statements, stock valuation information, schedules and other financial, tabular and statistical information included therein).

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Execution Copy

Exhibit C to the Agency Agreement

FORM OF LOCK-UP AGREEMENT

FEDERAL TRUST CORPORATION

312 West 1st Street

Sanford, Florida 32771

STIFEL, NICOLAUS & COMPANY, INCORPORATED

18 Columbia Turnpike

Florham Park, NJ 07932

Ladies and Gentlemen:

The undersigned, Federal Trust Corporation, a Florida corporation (the “Company”), the Company’s executive officers and directors, and standby purchasers (the “Standby Purchasers”), understand that Stifel, Nicolaus & Company, Incorporated (“Stifel Nicolaus”) proposes to enter into an Agency Agreement with the Company in connection with the Stock Offering (as defined below). The Company is distributing, at no charge, subscription rights to purchase up to [            ] shares of Common Stock to the holders of record of its Common Stock (a “Record Date Shareholder”) at the close of business on May 6, 2008 (the “Record Date”) and, subject to the rights of such holders described below, to certain other purchasers on a standby basis. Each Record Date Shareholder will receive one non-transferable subscription right (a “Right”) for every share of Common Stock held of record at the close of business on the Record Date. Each Right will entitle the holder thereof to subscribe for [subscription ratio] shares of Common Stock (the “Underlying Shares”) at a subscription price of $[            ] per share (the “Subscription Price”) (the “Basic Subscription Privilege”). Each Record Date Shareholder who exercises in full its Basic Subscription Privilege will also be eligible to subscribe at the Subscription Price for shares of Common Stock (the “Excess Shares”) not otherwise purchased pursuant to the exercise of the Basic Subscription Privilege up to the total number of Underlying Shares, subject to availability, proration and reduction by the Company in certain circumstances and, in all instances, to a limit on ownership of the Common Stock of [            ] shares (the “Over-Subscription Privilege”). The offer and sale of the Underlying Shares pursuant to the exercise of the Basic Subscription Privilege and the Over-Subscription Privilege are referred to herein as the “Rights Offering.”

The Company also intends to enter into Standby Purchase Agreements pursuant to which the Standby Purchasers have severally agreed, subject in each case to a maximum standby commitment under certain conditions, to acquire from the Company at the Subscription Price up to an aggregate of [            ] Underlying Shares remaining upon completion of the Rights Offering. The Standby Purchase Agreement will require that the Standby Purchasers agree to purchase and the Company agrees to sell, and thus guarantee the availability of, an aggregate minimum of [            ] shares of Common Stock (the “Additional Shares”) at the Subscription Price if a sufficient number of Underlying Shares are not available after the exercise of the Basic Subscription Privilege and the Over-Subscription Privilege to satisfy the purchase commitments of the Standby Purchasers, subject to reduction to a minimum of [            ] shares to the extent Record Date Shareholders subscribe for all of the Rights distributed to them (the “Minimum

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Standby Obligation”). The Rights Offering and the offering to the Standby Purchasers are together referred to herein as the “Stock Offering,” and the Underlying Shares and the Additional Shares are together referred to herein as the “Securities.”

In recognition of the benefit that the Stock Offering will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees that from the date hereof and until 180 days after the Stock Offering date set forth on the final prospectus used to sell the Common Stock issuable upon exercise of the Rights (the “Stock Offering Date”) pursuant to the Agency Agreement (such 180 day period being referred to herein as the “Lock-Up Period”), to which you are or expect to become parties, the undersigned will not (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned’s household, any partnership, corporation or other entity within the undersigned’s control, and any trustee of any trust that holds Common Stock or other securities of the Company for the benefit of the undersigned or such spouse or family member not to) offer, sell, contract to sell (including any short sale), pledge, hypothecate, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, grant any option, right or warrant for the sale of, purchase any option or contract to sell, sell any option or contract to purchase, or otherwise encumber, dispose of or transfer, or grant any rights with respect to, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such aforementioned transaction is to be settled by delivery of the Common Stock or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Stifel Nicolaus, which consent may be withheld in Stifel Nicolaus’ sole discretion; provided, however, that if (i) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (ii) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless Stifel Nicolaus waives, in writing, such extension.

The undersigned hereby acknowledges and agrees that written notice of any extension of the Lock-Up Period pursuant to the previous paragraph will be delivered by Stifel Nicolaus to the Company (in accordance with Section 13 of the Agency Agreement) and that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement up to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to Stifel Nicolaus and will not consummate such transaction or take any such action unless it has received written confirmation from Stifel Nicolaus that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

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The foregoing restrictions shall not apply to bona fide gifts by the undersigned, provided that (a) each resulting transferee of the Company’s securities executes and delivers to Stifel Nicolaus an agreement satisfactory to Stifel Nicolaus certifying that such transferee is bound by the terms of this Lock-Up Agreement and has been in compliance with the terms hereof since the date first above written as if it had been an original party hereto and (b) to the extent any interest in the Company’s securities is retained by the undersigned (or such spouse or family member), such securities shall remain subject to the restrictions contained in this Lock-Up Agreement.

Any Common Stock received upon exercise of options granted to the undersigned will also be subject to this Lock-Up Agreement. Any Common Stock acquired by the undersigned in the open market on or after the Stock Offering Date (pursuant to a “friends and family” or directed share program or otherwise) will not be subject to this Lock-Up Agreement. A transfer of Common Stock to a family member or a trust for the benefit of the undersigned or a family member may be made, provided the transferee agrees in writing prior to such transfer to be bound by the terms of this Lock-Up Agreement as if it were a party hereto.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to (a) decline to make any transfer of shares of Common Stock if such transfer would constitute a violation or breach of this Lock-Up Agreement and (b) place legends and stop transfer instructions on any such shares of Common Stock owned or beneficially owned by the undersigned.

The undersigned represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. This Lock-Up Agreement is irrevocable and shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without regard to choice of law rules. This Lock-Up Agreement shall lapse and become null and void if the Stock Offering Date shall not have occurred on or before [                    ].

Very truly yours,

Printed Name:

Date:

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